Acquisitions (Notes)	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
ACQUISITIONS
ACQUISITIONS

2016 Acquisition from Tesoro

Effective July 1, 2016, the Partnership entered into an agreement to purchase certain terminalling and storage assets owned by Tesoro for total consideration of $444 million and was completed in two phases. On July 1, 2016, the Partnership completed the acquisition of the first phase consisting of tankage with a shell capacity of approximately 3.5 million barrels and ancillary facilities used for the operations at Tesoro’s Kenai Refinery. The second phase was completed on September 16, 2016 and consisted of refined product terminals in Anchorage and Fairbanks (together, the “Alaska Storage and Terminalling Assets”). Consideration paid for the first phase was $266 million, comprised of approximately $240 million in cash, financed with borrowings under our secured dropdown credit facility (“Dropdown Credit Facility”), and the issuance of equity to Tesoro with a fair value of $26 million. Consideration paid for the second phase was $178 million, comprised of approximately $160 million in cash, financed with borrowings under the Dropdown Credit Facility, and the issuance of equity to Tesoro with a fair value of $18 million.

To reflect the results of the Predecessor, operating and maintenance expenses were recasted to include additional expense of $4 million, $5 million, and $4 million during the years ended December 31, 2015, 2014 and 2013, respectively. Depreciation and amortization expenses were recasted to include an additional $1 million during each of the years ended December 31, 2015 and 2014 and $2 million during the year ended December 31, 2013. Total assets were increased $17 million at both December 31, 2015 and 2014 mostly attributable to net property, plant and equipment associated with the Predecessor with the offset largely included in equity of predecessors on the combined consolidated balance sheets.

2015 Acquisition from Tesoro

On November 12, 2015, the Partnership purchased crude oil and refined product storage and pipeline assets in Los Angeles, California (the “LA Storage and Handling Assets”) owned by subsidiaries of Tesoro Corporation, for a total consideration of $500 million. The Partnership acquired 97 crude oil, feedstock, and refined product storage tanks with combined capacity of 6.6 million barrels and a 50% fee interest in a 16-mile pipeline that transports jet fuel from Tesoro’s Los Angeles refinery to the Los Angeles International Airport. The acquisition price of $500 million included cash of approximately $250 million and the issuance of common and general partner units to Tesoro, valued at approximately $250 million.

Rockies Natural Gas Business Acquisition

On December 2, 2014, the Partnership acquired all of the limited liability company interests of QEPFS for an aggregate purchase price of approximately $2.5 billion in cash (the “Rockies Natural Gas Business Acquisition”). QEPFS is the direct or indirect owner of assets related to, and entities engaged in, natural gas gathering, transportation and processing in or around the Rockies Region and the Bakken Region. TLLP entered into an Agreement and Plan of Merger on April 6, 2015, with TLGP, QEPFS, TLLP Merger Sub LLC (“Merger Sub”), QEPM, and QEP Midstream Partners GP, LLC (“QEPM GP”). In July 2015, TLLP and QEPM completed the transaction, in which the Merger Sub merged with and into QEPM, with QEPM surviving the merger as a wholly-owned subsidiary of TLLP (the “Merger”). QEPM GP remained the general partner of QEPM following the Merger, and all outstanding common units representing limited partnership interests in QEPM other than QEPM Common Units held by QEPFS (the “QEPM Common Units”) were converted into 0.3088 common units representing limited partnership interests in TLLP (the “TLLP Common Units”). The Merger was completed on July 22, 2015, and TLLP issued approximately 7.1 million TLLP Common Units to QEPM unitholders. No fractional TLLP Common Units were issued in the Merger, and holders of QEPM Common Units other than QEPFS received cash in lieu of fractional TLLP Common Units.

At the acquisition date, QEPFS held an approximate 56% limited partner interest in QEPM and 100% of the limited liability company interests of QEPM GP, which itself held a 2% general partner interest and all of the IDRs in QEPM. There was no impact to the purchase price allocation as a result of the Merger.

The acquired assets include natural gas and crude oil gathering and transmission pipelines within the Rockies and Bakken Regions, which are reported in our Gathering segment. Additionally, the acquired assets include four natural gas processing complexes and one fractionation facility, the operations of which are reported in our Processing segment (collectively, the “QEPFS Assets”). All third-party agreements and any contracts associated with these assets were assigned to TLLP for the QEPFS Assets.

In connection with the Rockies Natural Gas Business Acquisition, we closed a registered public offering of 23 million common units, representing limited partner interests in TLLP (the “October 2014 Equity Offering”) to raise $1.3 billion. Additionally, we completed a private offering of $1.3 billion aggregate principal amount of senior notes (the “Senior Notes Offering”) pursuant to a private placement transaction conducted under Rule 144A and Regulation S of the Securities Act of 1933, as amended. We used the proceeds from the October 2014 Equity Offering and Senior Notes Offering to repay amounts outstanding under our existing revolving credit facility with the remainder, including amounts borrowed under the amended revolving credit facility (the “Revolving Credit Facility”), to fund the Rockies Natural Gas Business Acquisition and payment of related fees and expenses. Also we paid $16 million of fees for an alternative financing arrangement, which would have been used to fund borrowings in the event we were not able to finance the Rockies Natural Gas Business Acquisition with equity or debt offerings. Refer to Note 8 for further information on the Senior Notes Offering and expansion of our Revolving Credit Facility, and Note 12 for further information on the October 2014 Equity Offering.

Financial Information

We accounted for the Rockies Natural Gas Business Acquisition using the acquisition method of accounting, which requires, among other things, that assets acquired at their fair values and liabilities assumed be recognized on the balance sheet as of the acquisition date. The purchase price allocation for the Rockies Natural Gas Business Acquisition is final and was allocated based on estimated fair values of the assets acquired and liabilities assumed at the acquisition date.

During 2015, we recorded measurement period adjustments, which reduced goodwill by $34 million, after obtaining additional information regarding, among other things, asset valuations and liabilities assumed. The amount was not considered material and therefore prior periods have not been revised. The purchase price allocation was finalized during the fourth quarter of 2015.

The fair value of identifiable intangible assets consisting of customer relationships associated with the acquired natural gas processing and gathering operations at the acquisition date in connection with the Rockies Natural Gas Business Acquisition was $1.0 billion with accumulated amortization of $32 million at December 31, 2015. The value for the identified customer relationships consists of cash flows expected from existing contracts and future arrangements from the existing customer base. The amounts and useful lives associated with these customer relationships were finalized within TLLP’s measurement period of the purchase price allocation.

The table below presents the final purchase price allocation (in millions):

December 31, 2015
Cash	$32
Accounts receivable	120
Prepayments and other	3
Property, plant and equipment	1,695
Intangibles	1,008
Goodwill	121
Investment in unconsolidated affiliates	59
Other noncurrent assets	25
Accounts payable	(56)
Other current liabilities	(53)
Other noncurrent liabilities	(5)
Noncontrolling interest	(433)
Total purchase price	$2,516

As a result of the acquisition, we recognized a total of $121 million of goodwill. The purchase price was assigned to assets acquired and liabilities assumed based on their estimated fair values as of the date of acquisition, and any excess was allocated to goodwill, as shown in the table above. Goodwill represents the value we expect to achieve through the implementation of operational synergies and growth opportunities primarily in our processing segment. We completed the allocation of goodwill to our segments in the fourth quarter of fiscal 2015 using the with-and-without approach of the synergy impact to fair value of our reporting units. The allocation of goodwill to our gathering and processing segments was $22 million and $99 million, respectively.

During the years ended December 31, 2015 and 2014, we incurred transaction costs of $2 million and $33 million, respectively, related to the Rockies Natural Gas Business Acquisition directly attributable to the transaction. These costs are included in general and administrative expenses and interest and financing costs, net in our combined consolidated statements of operations.

The following unaudited pro forma condensed combined consolidated results of operations for the years ended December 31, 2014 and 2013, are presented as if the Rockies Natural Gas Business Acquisition had been completed on January 1, 2013. The unaudited pro forma financial information below reflects adjustments to exclude $8 million of nonrecurring accelerated amortization of certain QEPFS deferred issuance costs and the $33 million of transaction costs as a result of the Rockies Natural Gas Business Acquisition for the year ended December 31, 2014.

	Years Ended December 31,
	2014	2013
	(In millions, except per unit amounts)
Revenues	$936	$689
Net earnings	101	55
Net earnings attributable to partners	106	105

Net earnings per limited partner unit:
Common - basic and diluted	$0.77	$1.23
Subordinated - basic and diluted	$1.13	$1.39

2014 Acquisition from Tesoro

On June 23, 2014, we entered into an agreement with Tesoro to acquire certain terminalling and pipeline assets owned by Tesoro and two of its subsidiaries, Tesoro Refining & Marketing Company LLC and Tesoro Alaska Company LLC. Under the terms of the agreement, TLLP acquired the West Coast Logistics Assets for total consideration of $270 million. The operations of the West Coast Logistics Assets are included in our Terminalling and Transportation segment.

On July 1, 2014, we closed on the purchase of the first portion of the West Coast Logistics Assets in exchange for consideration of $241 million, comprised of approximately $214 million in cash, financed with borrowings on our Revolving Credit Facility, the issuance of equity to Tesoro with a fair value of $27 million. The equity was comprised of 370,843 common units and 8,856 general partner units.

TLLP completed the second portion of this acquisition on September 30, 2014, upon receiving the required regulatory approval from the RCA, for cash consideration of $29 million, which was financed with borrowings on our Revolving Credit Facility. The assets consist of all of Tesoro’s membership interests in Tesoro Alaska Pipeline Company LLC, a wholly-owned subsidiary of Tesoro, which owns a refined products pipeline connecting Tesoro’s Kenai refinery to Anchorage, Alaska.

The following are the results of the West Coast Logistics Assets operations, prior to the West Coast Logistics Assets respective acquisitions’ dates on July 1, 2014 and September 30, 2014, for the years ended December 31, 2014 and 2013. The results of the West Coast Logistics Assets, subsequent to each respective acquisition date, have been included in TLLP’s consolidated results.

	Years Ended December 31,
	2014	2013
	(In millions)
Revenues	$6	$8
Total costs and expenses	(10)	(15)
Net loss	$(4)	$(7)

Tesoro retained any current assets and current liabilities related to the West Coast Logistics Assets as of the dates of acquisition. The only historical balance sheet item that transferred to the Partnership in the acquisition was property, plant and equipment, which was recorded by TLLP at historical cost of $29 million.

We entered into throughput, use and storage agreements with Tesoro for the marketing and storage terminal facilities in connection with the closing of this transaction. The terminalling agreements include a minimum throughput commitment and the storage agreement requires Tesoro to pay a monthly storage services fee. In addition, Tesoro committed to a minimum volume throughput on the refined products pipeline. See Note 3 for additional information regarding commercial agreements and amendments to other agreements with related parties in connection with the acquisition.

Northwest Products System Acquisition

On June 19, 2013, we purchased the Northwest Products System for a total purchase price of $355 million from Chevron. The amount paid at closing was reduced by an advance deposit of $40 million that was paid at the time the asset purchase and sale agreements were executed in December 2012. The Partnership financed the acquisition with proceeds from its registered public offering of common units on January 14, 2013 (the “January 2013 Equity Offering”). The Northwest Products System consists of a products pipeline system running from Salt Lake City, Utah to Spokane, Washington (the “Northwest Products Pipeline”) and three refined products terminals in Boise and Pocatello, Idaho and Pasco, Washington. During the second quarter of 2014, we finalized the assessments of fair values related to the acquisition. The purchase price allocation for the Northwest Products System acquisition is final and is based on estimated fair values of the assets acquired and liabilities assumed at the acquisition date. There were no material purchase price allocation adjustments during 2014.

Pursuant to the regulatory review process associated with the Northwest Products System acquisition, we agreed to divest our legacy refined products terminal in Boise, Idaho (“Boise Terminal”). We completed the sale of the Boise Terminal on March 18, 2014. Net proceeds from the sale were $10 million, which resulted in a gain of $5 million recorded for the year ended December 31, 2014.

The following unaudited pro forma condensed combined consolidated results of operations for the year ended December 31, 2013 are presented as if the Northwest Products System acquisition had been completed on January 1, 2013. The amounts presented below have not been adjusted to include the pro forma results of the Rockies Natural Gas Business Acquisition:

Year Ended December 31, 2013
(In millions, except per unit amounts)
Revenues	$335
Net earnings	23
Net earnings attributable to partners	84

Net earnings per limited partner unit:
Common - basic	$1.56
Common - diluted	$1.56
Subordinated - basic and diluted	$1.46

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